Exhibit 99.1 Phase 3 LUCIDITY Trial of Avexitide in Post-Bariatric Hypoglycemia (PBH) Topline Data Conference Call August 18, 2026 Maggie, a mom and advocate living with post-bariatric hypoglycemia (PBH). Pancreatic islet cells

Opening Remarks Lindsey Allen Vice President, Investor Relations & Communications at Amylyx

DISCLAIMER Statements contained in this presentation regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, Amylyx’s expectations regarding: the therapeutic potential and safety of avexitide as a treatment for PBH; expectations regarding the timing for NDA submission with the U.S. Food and Drug Administration; the potential benefits of regulatory designations held with the FDA; the plan to present data from LUCIDITY at an upcoming medical meeting; and expectations regarding timing and preparedness for potential commercialization of avexitide, if approved. Any forward-looking statements in this presentation are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward- looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include: the success, cost, and timing of Amylyx’s program development activities, including ongoing and planned clinical trials, Amylyx’s ability to execute on its development and regulatory strategy, regulatory developments, Amylyx’s cash runway and ability to fund operations, as well as the risks and uncertainties set forth in Amylyx’s United States Securities and Exchange Commission (SEC) filings, including Amylyx’s Annual Report on Form 10-K for the year ended December 31, 2025, and subsequent filings with the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Amylyx undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made. 3

Phase 3 LUCIDITY Topline Data Camille Bedrosian, MD Chief Medical Officer of Amylyx

LUCIDITY Met Its Primary and All Secondary Endpoints

Consistent, statistically significant, and clinically meaningful reductions in Level 2 and Level 3 hypoglycemic events vs. placebo

Avexitide	An investigational, first-in-class GLP-1 receptor antagonist designed to reduce the exaggerated GLP-1 response in post-bariatric hypoglycemia (PBH) and restore activity to more physiological levels

- **FDA-Agreed Upon Primary Endpoint Met**
  55% reduction in the composite rate of Level 2 and Level 3 hypoglycemic events vs. placebo (p=0.000003)

- **All Secondary Endpoints Met**
  Significant reductions in Level 2 (SMBG and CGM) and Level 3 events vs. placebo

- **Generally Well-Tolerated**
  No treatment-related serious adverse events; most events mild or moderate

Potential to be the first FDA-approved therapy for PBH, a condition with a profound unmet medical need

SMBG: self-monitoring blood glucose; CGM: continuous glucose monitoring.

AMYLYX 5

Phase 3 LUCIDITY Trial Design

PHASE 3 LUCIDITY TRIAL DESIGN - Multicenter, randomized, double-blind, placebo-controlled trial (N=78)


16-week Double-blind Treatment Period
32-week Open-label Extension Period
21-day Eligibility Run-in Period
3:2 Randomization N=78
Avexitide 90 mg Once Daily
Placebo Once Daily
Avexitide 90 mg Once Daily
Safety Follow-up
At least 3 hypoglycemic events during 21-day run-in period despite adhering to consistent dietary management
28 days after last dose
> 90% completed 16-week double-blind treatment period
All eligible participants entered the OLE

Key Trial Entry Criteria

- Has undergone Roux-en-Y gastric bypass (RYGB) at least 12 months prior to screening visit
- Has a clinical diagnosis of PBH

Primary Endpoints

- Composite of Level 2 (SMBG) and Level 3 hypoglycemic events
- Safety and tolerability

Secondary Endpoints

- Level 2 hypoglycemic events (SMBG)
- Level 2 hypoglycemic events (CGM)
- Level 3 hypoglycemic events

Hypoglycemic Events Definitions

- **Level 2:** glucose <54mg/dL
- **Level 3:** events characterized by altered mental and/or physical function requiring assistance

SMBG: self-monitoring blood glucose; CGM: continuous glucose monitoring.

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LUCIDITY Met Primary Endpoint Statistically significant 55% reduction in composite rate of Level 2 and Level 3 hypoglycemic events compared to placebo Composite Level 2/3 Hypoglycemic Event Rate Reduction vs. Placebo, Week 16 (ITT, N=78) 100 90 80 Primary Analysis 70 55% Reduction Rate ratio: 0.45 (95% CI, 0.32, 0.63) 60 p=0.000003 p=0.000003 50 40 30 20 10 0 Avexitide 90 mg once daily 7 LS Mean % Reduction vs Placebo

LUCIDITY Met All Secondary Endpoints Consistent, highly statistically significant, and clinically meaningful reductions ü ü ü Level 2 Level 2 Level 3 hypoglycemic hypoglycemic hypoglycemic events (SMBG) events (CGM) events 8

Avexitide was Generally Well-Tolerated with a Favorable Safety Profile Through 16 Weeks • Adverse events were generally mild or moderate • No treatment-related serious adverse events • Most common adverse events were diarrhea, injection site erythema, and injection site bruising • No changes in body weight with avexitide or placebo Safety profile consistent with that observed across all PBH clinical trials completed to date 9

The Burden of PBH Marilyn Tan, MD, FACE Principal Investigator of the LUCIDITY clinical trial and Clinical Professor of Medicine at Stanford University School of Medicine Relevant Disclosures: Dr. Tan has received research payments from Amylyx Pharmaceuticals as primary investigator and received consulting payments.

Post-Bariatric Hypoglycemia (PBH): A Chronic, Debilitating Condition with High Unmet Need

~160,000 People Currently Living with PBH in the U.S.[1]

No approved treatment options

PBH Can be Dangerous and Life-Altering

Hypoglycemic events can cause cognitive impairment, loss of consciousness, and even seizures because the brain is not getting enough glucose (neuroglycopenia)

Can feel like a constant cycle of highs and lows with sudden and unpredictable crashes, with limited options to manage it

Can affect someone's ability to work, drive, function independently, care for others, or even be alone safely

In one study, over 90% of people with PBH described themselves as living with a disability, speaking to the incredible burden the condition can have on daily living[2]

Living with PBH

"It affected my ability to work and take care of my family."

"I pass out multiple times a week. My lows are averaging 4-5 times a day."

"I lost my driver's license since I am unaware of my lows."

"I'm afraid to watch my own kids at the pool because I might pass out."

PBH=post-bariatric hypoglycemia; **1.** Craig CM, et al. *Surg Obes Relat Dis.* 2026;22(6):674-683. **2.** Craig CM and McLaughlin TL. *Surg Obes Relat Dis.* 2021 Nov;17(11):1865-1872.

AMYLYX 11

Avexitide, an Investigational, First-in-Class GLP-1 Receptor Antagonist, Targets a Central Pathway of PBH Pathophysiology


1
Altered Stomach
Pancreas
Intestine
+10x increase in GLP-1 levels
GLP-1

Altered nutrient transit due to anatomical changes associated with bariatric surgery (e.g., Roux-en-Y gastric bypass) leads to **exaggerated GLP-1 secretion** in people with PBH


2
Hypersecretion of Insulin Results in Recurrent, Rapid Drops in Blood Glucose
Insulin
BLOOD SUGAR LEVEL
Meal
Rapid Drop in Blood Glucose
TIME

This exaggerated GLP-1 secretion leads to abnormally high insulin levels in the bloodstream, and subsequent hypoglycemia

GLP-1 Receptor Antagonism


3
Avexitide Binds to GLP-1 Receptor
GLP-1 Receptor
Islet Beta Cells
Avexitide

Avexitide binds to the GLP-1 receptor on pancreatic islet beta cells to **reduce the effects of excessive GLP-1 signaling**


4
Mitigates Insulin Hypersecretion and Promotes Glucose Stabilization
Insulin
BLOOD SUGAR LEVEL
Meal
Stable Blood Glucose Response
TIME

Decreased insulin secretion and stabilized glucose levels resulting from inhibition of the effect of exaggerated GLP-1

GLP-1=glucagon-like peptide-1; PBH=post-bariatric hypoglycemia; **1.** Sheehan A, Patti ME. *Diabetes Metab Syndr Obes*. 2020;13:4469-4482; **2.** Craig CM, et al. *Diabetes Obes Metab*. 2017; 1-10. **3.** Thorens B,. et al. *Diabetes*.1993;42(11):1678-1682. **4.** Craig CM, et al. *Diabetes Obes Metab*. 2018;20(2):352-361. **5.** Smith NK, et al. *Neurochem Int*. 2019;128:94-105. **6.** Meloni AR, et al. *Diabetes Obes Metab*. 2013;15(1):15-27. **7.** Craig CM, et al. *Diabetologia*. 2017;60(3):531-540. **8.** Craig C, et al. *J Endocr Soc*. 2022;6(Suppl 1):A349.

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Avexitide has the Potential to be a First-in-Class Treatment for PBH

Phase 3 LUCIDITY Trial Topline Data Summary

Avexitide met primary and secondary endpoints demonstrating statistically significant and clinically meaningful reductions in both SMBG and CGM Level 2 and Level 3 hypoglycemic events

Avexitide was generally well-tolerated with a favorable safety profile across all PBH clinical trials to date

Builds on positive results of five prior clinical trials of avexitide in PBH, including statistically significant reductions in hypoglycemic events and stabilization of blood glucose

Patient Impact

Preventing a single Level 2 or Level 3 hypoglycemic event could enable someone to care for their child, function independently, and prevent potentially catastrophic consequences, such as a seizure, car accident, or loss of consciousness

High unmet need for an FDA-approved treatment for PBH, a disease with no approved therapies

~160K people living with PBH in the U.S. who require medical management despite the current standard of care, nutrition therapy

AMYLYX 13

Next Steps Josh Cohen Co-Chief Executive Officer & Co-Founder of Amylyx Justin Klee Co-Chief Executive Officer & Co-Founder of Amylyx

Preparing for NDA Submission and Potential Commercialization with Urgency Disease State Education Regulatory Submission Work ü ü Campaign Launched Already Underway Continuing to Gain Key ü Insights into the PBH Market Building Medical Affairs and ü Commercial Organization with Key Hires Leadership team tenured in rare disease, global regulatory approval, and commercial launch experience 15

Avexitide Path to Potential Commercial Launch in 2027 Strong IP position with ü patent rights through 2027 2037, potential for By End of 2026 Anticipated additional term through commercial August 2026 Expected NDA Patent Term Extensions launch in 2027, submission to Announced positive if approved the FDA Granted Orphan Drug topline data Designation and positioned for NCE exclusivity 16 16 IP=intellectual property; NCE=new chemical entities.

Q&A